                                                                                                            May 6, 2011

DREYFUS MUNICIPAL BOND OPPORTUNITY FUND

Supplement to Prospectus

dated September 1, 2010

            The following information supersedes and replaces any contrary information contained in the sections of the fund’s Prospectus entitled "Portfolio Management" and "Management":

            The fund is co-managed by James Welch and Mountaga Aw.

  Mr. Welch has been a primary portfolio manager of the fund since November 2001.

Mr. Aw has been a primary portfolio manager of the fund since May 2011.  Mr. Aw is a senior strategist for tax sensitive fixed income at Standish Mellon Asset Management Company LLC (Standish), a Dreyfus affiliate.  He also is an employee of Dreyfus.  Prior to joining Standish in 2010, Mr. Aw worked at Bank of America where he was head of proprietary tax-exempt relative value trading and previously held positions as a fixed-income strategist at JP Morgan.